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                                                                    EXHIBIT 10.9



                        INTERNATIONAL AIRCRAFT INVESTORS
                            a California corporation


                         RESTATED STOCK OPTION AGREEMENT



        THIS RESTATED STOCK OPTION AGREEMENT is made as of this ____ day of ______, 1997 between INTERNATIONAL AIRCRAFT INVESTORS, a California corporation (the "Company"), and _____________ (the "Grantee").

        WHEREAS, the Company desires to afford the Grantee an opportunity to purchase shares of its Common Stock (the "Common Shares") as hereinafter provided.

        WHEREAS, the Company issued to Grantee an option to acquire _________ shares of Common Shares (prior to the Company's 1-for-4.56 reverse stock split) on March 16, 1993, which option required that it must be exercised prior to the time the Company issues and sells any of its shares of Common Shares under
Section 5 of the Securities Act of 1933, as amended (the "Act").

        WHEREAS, on the date of this Restated Stock Option Agreement, the Grantee has unexercised options to acquire _________ shares of Common Stock.

        WHEREAS, the Company desires to extend the term of Grantee's option beyond a registration of Common Shares under the Act and make other changes.

        THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

1.      Grant of Option

        The Company irrevocably grants to the Grantee the right and option (the "Option") to purchase, on terms and conditions herein set forth, all or any part of an aggregate of _________ shares of Common Shares (prior to the Company's proposed 1-for-4.5 reverse stock split). The number of shares subject to this Option is subject to adjustment, under certain circumstances, as provided in
Section 10 hereof.




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2.      Purchase Price

        The purchase price of the shares of the Common Shares covered by this Option shall be $1.00 per share. The purchase price of the shares subject hereto is subject to adjustment, under certain circumstances, as provided in Section 10 hereof.

3.      Option Term

        The Option shall be exercisable as follows: 19% on or after October 31, 1997, an additional 3% on or after the end of each of November and December 1997, and an additional 2.08% at the end of each month of 1998, 1999 and 2000; provided, however, that on or after December 31, 2000, the entire amount of the Option shall be exercisable. No part of this Option will be exercisable after March 31, 2007.

4.      Exercise

        This Option shall, until expiration, be exercisable as to all or any portion of the Common Shares which are subject hereto and which are then exercisable as provided in Section 3, except that no partial exercise of this Option may be less than 100 shares.

        Each exercise of this Option shall be by written notice of exercise delivered to the Secretary of the Company, at its principal place of business, shall specify the number of shares to be purchased and shall be accompanied by
(a) such additional information or forms the Company may require, and (b) except as provided below, payment in cash or by certified check, payable to the order of the Company, in the amount of the full purchase price of the shares to be purchased. The date of delivery of the notice shall be deemed to be the exercise date, unless such notice specifies a date subsequent to the delivery date as the exercise date.

        As soon as practicable after the exercise of this Option in accordance with the terms of this Agreement, the Company shall, without transfer or issue tax to the Grantee (or other person entitled to exercise this Option), deliver to the Grantee (or other person entitled to exercise this Option), at the main office of the Company or at such place as shall be mutually acceptable, a certificate or certificates representing the shares of Common Shares as to which this Option has been exercised. The time of issuance and delivery of the Common Shares may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable listing requirements of any national or regional securities exchange and any law or regulation applicable to the issuance and delivery of such shares.



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5.      Termination of Employment or Death of Grantee

        If, during the term hereof, the Grantee's employment with the Company is terminated for any reason whatsoever, this Option shall become exercisable in full (notwithstanding the provisions of Section 3) and may be exercised at any time prior to March 31, 2007. If, during the term hereof, the Grantee dies, this Option shall become exercisable in full (notwithstanding the provisions of Section 3) and shall nonetheless be exercisable by a legatee or legatees of the Grantee under his last Will or by his personal representative or distributees at any time prior to March 31, 2007.

6.      Non-Assignability of Option

        Without the prior written consent of the Company, this Option, and all rights and privileges hereunder, shall not be assignable or transferable by the Grantee, either voluntarily or by operation of law, except by Will or by operation of the laws of descent and distribution, and shall not be pledged or hypothecated in any way. Any attempt so to assign, transfer, pledge hypothecate or otherwise dispose of this Option or any right or privilege granted contrary to the provisions hereof shall be void and of no effect.

7.      Restriction on Issuance of Shares

        The Company shall not be obligated to sell, issue, or deliver any shares of Common Shares pursuant to the exercise of this Option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Act, and of any rules and regulations of the Securities and Exchange Commission thereunder, any applicable listing requirements of any securities exchange on which shares of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery shall have been duly complied with; provided however, that the term hereof shall be extended by the duration of any period after which Grantee has attempted to exercise all or any part of this Option and until any Common Shares is issued hereunder where the issue of such Common shares is delayed under the provisions of this Section 7.

8.      Rights as Stockholder

        Neither the Grantee nor any other person entitled to exercise this Option shall be or shall have any of the rights or privileges of a stockholder of the Company with respect to any shares issuable upon the exercise of this Option unless and until a certificate or certificate representing such shares shall have been issued and delivered. No adjustment shall be made for



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dividends or other rights for which the record date is prior to the date such stock certificates are issued.

9.      Restrictions on Transfer

        The transfer of stock received pursuant to the exercise of this Option is prohibited unless such transfer is exempt from registration under the Act, or a rule or regulation of the Securities and Exchange Commission thereunder, or unless a registration statement covering such transfer is in effect at the time the transfer is to occur. The certificates evidencing said stock shall bear an appropriate legend on the face thereof evidencing such restrictions.

10.     Changes in Capital Structure; Terminating Transactions

        If the outstanding shares of the Company's Common Shares are hereafter increased, decreased, changed into, or exchanged for a different number or kind of shares or other securities of the Company by reason of reorganization, recapitalization, reclassification, stock dividend, stock split, or reverse stock split, upon proper authorization by the Board of Directors an appropriate and proportionate adjustment shall be made in the number and kind of shares or other securities as to which the unexercised portion of this Option shall be exercisable. Any such adjustment shall be made without change in the aggregate purchase price applicable to the unexercised portion of this Option but with a corresponding adjustment in the purchase price for each share or other unit of security covered by the unexercised portion of this Option. Any such changes shall be made solely in order to preserve, but not to increase, the benefits of the holder of this Option.

        Upon the dissolution or liquidation of the Company, or upon a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the Company's property or more than eighty percent (80%) of its then outstanding stock to another corporation ("Terminating Transaction" herein), this Option shall terminate unless provision be made in writing in connection with such transaction for the assumption of options theretofore granted, or for the substitution for such options of new options covering the securities of a successor employer corporation or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and prices, in which event this Option shall continue in the manner and under the terms so provided. If this Option shall terminate pursuant to the foregoing sentence, this Option shall be deemed to be exercisable in full (notwithstanding the provisions of Section 3) and the person then entitled to exercise any unexercised portions of this Option shall have the



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right, during a period of time (in no event less than sixty (60) days)
designated by the Company immediately prior to the consummation of the Terminating Transaction, to exercise this Option to the full extent not theretofore exercised; provided, however, that no portion of this Option shall be exercised later than the date of expiration of the Option period.

11.     Holding of Common Shares by Grantee

        By accepting this Option, the Grantee, for himself and his transferees by Will or the laws of descent and distribution, represents and agrees that all shares of stock purchased upon exercise of this Option will be acquired and held in accordance with the restrictions of the Act and shall not be further transferred except as permitted by that Act and the rules and regulations of the Securities and Exchange Commission thereunder, that the Company may instruct its transfer agents to restrict further transfer of said stock in its records except upon receipt of satisfactory evidence that such restrictions have been satisfied, that upon each exercise of any portion of this Option, the certificates evidencing the purchased stock shall bear an appropriate legend on the face thereof evidencing such restrictions, and that the person entitled to exercise the same shall furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares of stock are being acquired subject to such restrictions.

12.     Notices

        Any notice to be given to the Company shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to the Grantee shall be addressed to him at the address given beneath his signature hereto, or at such other address as the Grantee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in the United States mail.

13.     Law Applicable to Construction

        This Option shall be construed and enforced in accordance with the laws of the State of California.

14.     Entire Agreement

        This Option sets forth the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, and discussions between the parties, including, without limitation, any previously grants of options by Grantor to Grantee.



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15.     General

        The Company shall at all times during the term of this Option reserve and keep available such numbers of Common Shares as will be sufficient to satisfy the requirements of this Option, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use reasonable efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto. This Option is not intended to qualify as an incentive stock option within the meaning of Section 422A of the Internal Revenue Code.

               IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorized officers, and the Grantee has hereunto set his hand, all to be effective as of the day and year first above written, at Los Angeles, California.

GRANTOR:

INTERNATIONAL AIRCRAFT INVESTORS,       GRANTEE:
a California corporation


By: ___________________________         _____________________________



                                        _____________________________
                                        Street Address

ATTEST:

                                        _____________________________
                                        City, State and Zip Code
By:___________________________
   Stuart M. Warren, Secretary



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